Exhibit 23.1







                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Form 8-KA pertaining to the acquisition of Witco Corporation by CK Witco Corporation, formerly known as Crompton & Knowles Corporation, of our report dated February 1, 1999, with respect to the consolidated financial statements and schedule of Witco Corporation and Subsidiary Companies included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.







                                                          /s/  Ernst & Young LLP

Stamford, Connecticut
September 23, 1999